Exhibit 99.2

Supplemental Operating and Financial Data

For the Period Ended December 31, 2010

Company Overview

Excel Trust, Inc. is a retail focused REIT that targets community and power centers, grocery anchored neighborhood centers and freestanding retail properties. Excel Trust intends to be treated as a REIT, for U.S. federal income tax purposes, commencing with the taxable year ending December 31, 2010. Excel Trust trades publicly on the NYSE under the symbol “EXL”.

Corporate Headquarters	Other Offices
Excel Trust, Inc.	Salt Lake City, UT
17140 Bernardo Center Dr., Ste 300	Atlanta, GA
San Diego, CA 92128	Stockton, CA
Tel: 858-613-1800
Email: info@exceltrust.com
Website: www.exceltrust.com

Executives & Senior Management
Gary B. Sabin - Chairman & CEO	Spencer G. Plumb - President & COO
James Y. Nakagawa - CFO	Mark T. Burton - CIO & SVP, Acquisitions
S. Eric Ottesen - SVP, General Counsel	William J. Stone - SVP, Asset Management/Development
Matthew S. Romney - SVP, Capital Markets

Board of Directors
Gary B. Sabin (Chairman)	Spencer G. Plumb
Mark T. Burton	Bruce G. Blakley
Burland B. East III	Robert E. Parsons, Jr.
Warren R. Staley

Transfer Agent and Registrar	Corporate Counsel
Continental Stock Transfer & Trust Company	Latham & Watkins
17 Battery Place, 8th Floor	12636 High Bluff Drive, Suite 400
New York, New York 10004	San Diego, CA 92130
Tel: 212-509-4000	Tel: 858-523-5400
Email: cstmail@continentalstock.com
Website: www.continentalstock.com

Reported results and other information included herein are preliminary and not final until the filing of Excel Trust’s annual report on Form 10-K for the year ended 2010 with the Securities and Exchange Commission and, therefore, remain subject to adjustment.

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Excel Trust operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Excel Trust’s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Excel Trust’s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Excel Trust’s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Excel Trust’s future results, performance or transactions, see the reports filed by Excel Trust with the Securities and Exchange Commission, including its final prospectus relating to its initial public offering and quarterly reports on Form 10-Q. Excel Trust disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Analyst Coverage

Company	Analyst	Contact
Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

KeyBanc	Jordan Sadler	(917) 368-2280
	Todd Thomas	(917) 368-2286

Morgan Stanley	Paul Morgan	(415) 576-2627
	Samir Khanal	(415) 576-2696

Raymond James & Assoc.	Paul D. Puryear	(727) 567-2253
	R. J. Milligan	(727) 567-2660

Stifel, Nicolaus & Co., Inc.	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

UBS	Ross Nussbaum	(212) 713-2484
	Christy McElroy	(203) 719-7831

Wells Fargo	Jeff Donnelly	(617) 603-4262
	Robert LaQuaglia	(617) 603-4263

Summary Financial and Portfolio Data

For the Quarter Ended December 31, 2010

(dollars in thousands)

Portfoilio Summary
Number of properties	24
Gross Leasable Square Feet (GLA)	2,593,908
Percent Leased	93%

Financial Results (Quarter ended December 31, 2010)
Net loss attributable to Excel Trust, Inc.	$(904)
Net loss per diluted share	$(0.06)
Funds from operations (FFO)	$1,851
FFO per diluted share	$0.11
Adjusted funds from operations (AFFO)	$3,029
AFFO per diluted share	$0.19
Dividends declared per common share	$0.14

Assets
Gross undepreciated real estate	$373,472
Gross undepreciated assets	$449,448
Total liabilities to gross undepreciated assets	54.4%
Mortgage and notes payable to gross undepreciated assets	49.5%

Capitalization
Total debt	$222,427
Common equity capitalization	$187,692
Total capitalization	$410,119
Debt/total capitalization	54.2%

Common Stock Data
Range of closing prices for the quarter	$11.11-12.90
Closing price at quarter end	$12.10
Weighted average common shares outstanding - diluted	16,152,774
Shares of common stock outstanding on 12/31/2010	15,511,712

EXCEL TRUST, INC. AND

EXCEL TRUST, INC. PREDECESSOR

CONSOLIDATED AND COMBINED BALANCE SHEETS

(Dollars in thousands)

	The Company	The Predecessor
	December 31, 2010	December 31, 2009
ASSETS:

Property:
Land	$153,601	$15,300
Buildings	178,374	20,538
Site improvements	18,832	2,445
Tenant improvements	18,242	6,629
Construction in progress	4,423	1,438
Less accumulated depreciation	(8,360)	(4,481)

Property, net	365,112	41,869
Cash and cash equivalents	6,525	661
Restricted cash	5,870	524
Tenant receivables, net	1,945	97
Lease intangibles, net	53,024	1,118
Mortgage loan receivable	2,000	—
Deferred rent receivable	1,148	583
Other assets	5,464	604

Total assets	$441,088	$45,456

LIABILITIES AND EQUITY:

Liabilities:
Mortgages payable, net	$137,043	$30,190
Notes payable	85,384	—
Accounts payable and other liabilities	12,944	3,973
Lease intangibles, net	7,150	555
Dividends/distributions payable	1,957	—
Due to owner	—	1,216

Total liabilities	244,478	35,934

Commitments and contingencies
Equity:

Stockholders’ equity and owner’s equity
Common stock, $.01 par value, 200,000,000 shares authorized; 15,663,331 shares issued and outstanding	156	—
Additional paid-in capital	191,453	—
Cumulative distributions in excess of net income	(3,766)	—

	187,843	—
Accumulated other comprehensive loss	(388)	—

Total stockholders’ equity	187,455	—

Owner’s equity	—	8,622
Non-controlling interests	9,155	900

Total equity	196,610	9,522

Total liabilities and equity	$441,088	$45,456

The accompanying notes are an integral part of these consolidated and combined financial statements.

EXCEL TRUST, INC. AND

EXCEL TRUST, INC. PREDECESSOR

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

(Dollars in thousands)

	The Company	The Predecessor	The Predecessor	The Predecessor
	Period from April 28, 2010 to December 31, 2010	Period January 1, 2010 to April 27, 2010	Year Ended December 31, 2009	Year Ended December 30, 2008
REVENUES:
Rental revenue	$13,641	$1,455	$4,731	$3,540
Tenant recoveries	2,134	113	259	292
Other income	143

Total revenues	15,918	1,568	4,990	3,832

Expenses:
Maintenance and repairs	707	98	245	210
Real estate taxes	1,685	140	399	404
Management fees	119	43	134	118
Other operating expenses	854	98	451	416
General and administrative	7,152	8	45	43
Depreciation and amortization	6,727	542	2,045	1,403

Total expenses	17,243	929	3,319	2,594

Net operating (loss) income	(1,325)	639	1,121	1,238

Interest expense	(3,692)	(483)	(1,359)	(1,593)
Interest income	166	—	6	29
Gain on business combination, net	978

Net (loss) income	(3,873)	156	318	(326)
Non-controlling interests	(107)	290	75	56

Net (loss) income attributable to the common stockholders and controlling interest	$(3,766)	$(134)	$243	$(382)

Basic and diluted loss per share	$(0.24)

Weighted-average common shares outstanding - basic and diluted	15,510

Dividends declared per common share	$(0.20)

Net operating (loss) income	$(3,873)	$156	$101	$101
Other comprehensive income:
Change in unrealized loss on interest rate swaps	388	—	—	—

Comprehensive (loss) income	(3,485)	156	101	101
Comprehensive loss attributable to non-controlling interests	(15)	—	—	—

Comprehensive (loss) income attributable to the common stockholders and controlling interest	$(3,470)	$156	$101	$101

The accompanying notes are an integral part of these consolidated and combined financial statements.

Reconciliation of Net Income to FFO and AFFO (1)

For the Quarter Ended December 31, 2010

(dollars in thousands)

Excel Trust’s FFO and AFFO available to common stockholders and operating partnership unitholders and a reconciliation to net income for the period from October 1,2010 through December 31, 2010 is as follows:

	Quarter Ended 12/31/2010	Period From 4/28/2010 to 12/31/2010
Net loss attributable to Excel Trust, Inc.	$(904)	$(3,873)
Add:
Depreciation and amortization	$3,733	$6,727
Deduct:
Non-recurring gain	$(978)	$(978)

Funds from operations	$1,851	$1,876

Add:
Transaction costs	$1,282	$2,634
Deferred financing costs	$166	$339
Stock-based and other non-cash compensation expense	$130	$357

Deduct:
Straight-line effects of lease revenue	$(327)	$(500)
Amortization of above and below market leases	$(62)	$(173)
Non-incremental capital expenditures	$(11)	$(41)

Adjusted funds from operations	$3,029	$4,492

Weighted average common shares outstanding - diluted	16,152,774	16,151,262

Funds from operations per share (diluted)	$0.11	$0.12
Adjusted funds from operations per share (diluted)	$0.19	$0.28

(1)	FFO and AFFO are described on the Definitions page.

Debt Summary

For the Quarter Ended December 31, 2010

(dollars in thousands)

		% Total Debt
Fixed Rate Debt(1)	$129,585	58%
Variable Debt (2)	$94,000	42%

Total Debt (1)	$223,585	100%
Debt(1) /Gross Undepreciated Assets	49.7%

		% Total Debt
Secured Debt (1)	$138,201	62%
Unsecured Debt	$85,384	38%

Total Debt	$223,585	100%

Maturities by Year-Secured	Amount	% Total Debt	Maturities by Year-Unsecured	Amount	% Total Debt
2011	$4,835	2.2%	2011	$0
2012	$1,434	0.6%	2012	$3,384	1.5%
2013	$76,939	34.4%	2013	$82,000	36.7%
2014	$16,990	7.6%	2014	$0
2015	$657	0.3%	2015	$0
Thereafter	$37,347	16.7%	Thereafter	$0

Total	$138,201	61.8%	Total	$85,384	38.2%

Property-Secured	Amount	Interest Rate	Maturity
Mariner’s Point	$3,482	7.10%	2011
Park West Place	$55,800	3.91%	2013
Five Forks Place	$5,242	5.50%	2013
Grant Creek Town Center	$16,029	5.75%	2013
Merchant Central	$4,647	5.94%	2014
Excel Centre	$12,768	6.08%	2014
5000 South Hulen	$14,086	5.60%	2017
Lowe’s	$14,147	7.20%	2031
Northside Plaza (3)	$12,000	0.36%	2035

Total(1)	$138,201	4.7%

(1)	Excludes fair value adjustments of (1,158). Mortgage and notes payable to gross undepreciated assets was 49.5%.
(2)	On July 8, 2010, Excel Trust entered into an unsecured revolving credit facility (the “Credit Agreement”). The Credit Agreement provides for a revolving credit facility of up to $125,000. Excel Trust has the ability to increase the size of the revolving credit facility by up to an additional $275,000 to a total of $400M, subject to receipt of lender commitments and other conditions precedent. The maturity date is July 7, 2013 and can be extended for one year at the Excel Trust’s option. The revolving credit facility bears interest at the rate of LIBOR plus a margin of 275 basis points to 375 basis points, depending on the Excel Trust’s leverage ratio, provided that in no event shall LIBOR be deemed to be less than 1.50%. Excel Trust will also pay a 0.45% fee for any unused portion of the revolving credit facility. Borrowings from the credit facility were $82,000 on December 31, 2010. The interest rate on December 31, 2010 was 4.25%.
(3)	The Northside Plaza debt represents redevelopment revenue bonds to be used for the redevelopment of this property. The bonds are priced off the SIFMA index and reset weekly. The rate as of December 31, 2010 was 0.36%. The bonds are secured by a $12.1 million letter of credit issued by the Company from the Company’s credit facility.

Acquisitions

For the Quarter Ended December 31, 2010

(Dollars in thousands)

Acquisition Property Name	City	State	Date	Initial Cost Basis ($ in 000’s)	Total GLA (1)	Leased	Major Tenants
Brandywine Crossing	Brandywine (Washing ton Metro)	MD	10/1/2010	$44,500	198,330	96%	Safeway, Marshalls, Jo-Ann, Target (non-owned) Costco (non-owned)
Rosewick Crossing	La Plata (Washington Metro)	MD	10/1/2010	$24,900	116,095	85%	Giant Food, Lowe’s (non-owned)
Shopsat Foxwood	Ocala	FL	10/19/2010	$12,600	78,660	86%	Publix, McDonalds (non-owned)
Walgreens	Princeton	WV	10/28/2010	$4,100	14,550	100%	Walgreens
Park West Place	Stockton	CA	12/14/2010	$92,500	597,787	100%	Lowe’s, Kohl’s, Sports Authority, Jo-Ann, Ross, Pet Smart, Office Depot, Target (non-owned)

Total				$178,600	1,005,422
Properties for Development

Northside Plaza(2)	Dothan	UT	11/15/2010	$7,700			Publix ,Hobby Lobby, Home Depot (non-owned)

(1)	Total GLA represents total gross leasable area owned by us at the property.
(2)	Excel Trust entered into a joint venture agreement to acquire a 50% interest in Northside Plaza, a Publix anchored redevelopment property in Dothan, AL. Hobby Lobby has opened for business and Publix is projected to open in Q2 2011.

Portfolio Summary

For the Quarter Ended December 31, 2010

(Dollars in thousands)

Property Name	City	State	Year Built(1)	Total GLA(2)	Acquisition Date	Initial Cost Basis ($ in 000’s)	Price Sq. Ft.	% Leased	Major Tenants
Excel Centre	San Diego	CA	1999	82,157	**	$23,700	$288	100%	Kaiser Permanente, Swinerton, Excel Trust, UBS

Newport Towne Center	Newport	TN	2006	60,100	**	$6,500	$108	91%	Stage Stores (DBA Goody’s), Dollar Tree, Super Wal-Mart (non-owned)

Five Forks Place	Simpsonville	SC	2002	61,191	**	$7,800	$127	97%	Publix

5000 South Hulen	Fort Worth	TX	2005	86,838	5/12/2010	$21,900	$252	92%	Barnes and Noble, Old Navy

Jewel-Osco	Morris	IL	1999	51,762	5/14/2010	$8,200	$158	100%	Jewel-Osco (subsidiary of SuperValu)

Walgreens	Corbin (North)	KY	2009	13,650	5/24/2010	$3,500	$256	100%	Walgreens

Walgreens	Corbin (South)	KY	2009	13,650	5/24/2010	$4,200	$308	100%	Walgreens

Walgreens	Barbourville	KY	2008	13,650	5/24/2010	$4,200	$308	100%	Walgreens

Shop’n Save (SuperValu)	Ballwin	MO	2007	53,411	5/28/2010	$8,500	$159	100%	Shop’n Save (subsidiary of SuperValu)

Walgreens	Beckley	WV	2008	14,820	6/17/2010	$7,200	$486	100%	Walgreens

Lowe’s	Shippensburg	PA	2008	171,069	6/22/2010	$17,600	$103	100%	Lowe’s

Plaza at Rockwall - Phase I	Rockwall	TX	2007	332,989	6/29/2010	$35,500	$107	96%	Best Buy, Dick’s, Staples, Ulta, JC Penney, Belk

Merchant Central	Milledgeville	GA	2004	45,013	6/30/2010	$6,100	$136	96%	Dollar Tree, Super Wal-Mart (non-owned)

Mariner’s Point	St. Marys	GA	2001	45,215	7/20/2010	$6,600	$146	96%	Shoe Show, Super Wal-Mart (non-owned)

Grant Creek Town Center	Missoula	MT	1998	164,166	8/27/2010	$21,300	$130	91%	Ross, TJ Maxx and REI

Vestavia Hills City Center	Birmingham (Vestavia Hills)	AL	2002	378,805	8/30/2010	$33,400	$88	76%	Publix, Dollar Tree, Stein Mart, Rave Motion Pictures

Brandywine Crossing	Brandywine (Washington Metro)	MD	2009	198,330	10/1/2010	$44,500	$227	96%	Safeway, Marshalls, Jo-Ann, Target (non-owned) Costco (non-owned)

Rosewick Crossing	La Plata (Washington Metro)	MD	2008	116,095	10/1/2010	$24,900	$215	85%	Giant Food, Lowe’s (non-owned)

Shopsat Foxwood	Ocala	FL	2010	78,660	10/19/2010	$12,600	$160	86%	Publix, McDonalds (non-owned)

Walgreens	Princeton	WV	2008	14,550	10/28/2010	$4,100	$282	100%	Walgreens

Park West Place	Stockton	CA	2005	597,787	12/14/2010	$92,500	$155	100%	Lowe’s, Kohl’s, Sports Authority, Jo-Ann, Ross, Pet Smart, Office Depot, Target (non-owned)

	Total			2,593,908		$394,800	$152	93%

Properties for Development
Red Rock Commons	St. George	UT	TBD	TBD	**	$11,700

Plaza at Rockwall - Phase II	Rockwall	TX	TBD	TBD	6/29/2010	$5,300

Northside Plaza	Dothan	AL	TBD	TBD	11/15/2010	$7,700

	Total					$24,700

	Total Portfolio					$419,500

**	Acquired from Predecessor as part of the Company’s formation transactions.
(1)	Year built represents the year in which construction was completed.
(2)	Total GLA represents total gross leasable area owned by us at the property.

Major Tenants By GLA

For the Quarter Ended December 31, 2010

Total GLA			2,593,908

	Tenants	# Stores	Square Feet	% of Total GLA
1	Lowe’s	2	325,863	12.6%
2	Publix	3	154,151	5.9%
3	SuperValu	2	105,173	4.1%
4	JC Penney	1	103,256	4.0%
5	Kohl’s	1	88,248	3.4%
6	Belk	1	75,524	2.9%
7	Walgreens	5	70,320	2.7%
8	Giant Food	1	61,932	2.4%
9	Jo-Ann	2	60,619	2.3%
10	Ross Dress For Less	2	60,161	2.3%

	Total Top 10 GLA	20	1,105,247	42.6%

Major Tenants By Rent

Annualized Base Rent (1)					$34,107,047

	Tenants	# Stores	Square Feet	Rent Per Sq Ft	ABR	%ABR
1	Lowe’s	2	325,863	$6.74	$2,195,000	6.4%
2	Walgreens	5	70,320	$26.34	$1,852,100	5.4%
3	Publix	3	154,151	$10.98	$1,692,036	5.0%
4	SuperValu	2	105,173	$13.13	$1,381,170	4.0%
5	Kaiser Permanente	1	30,052	$40.50	$1,217,038	3.6%
6	Dick’s Sporting Goods	1	50,000	$16.30	$815,186	2.4%
7	Jo-Ann	2	60,619	$12.94	$784,376	2.3%
8	Rave Motion Pictures	1	42,287	$18.11	$765,835	2.2%
9	Giant Food	1	61,932	$12.28	$760,752	2.2%
10	Ross Dress For Less	2	60,161	$11.18	$672,762	2.0%

	Total Top 10 Annualized Rent	20	960,558	$12.63	$12,136,254	35.6%

(1)	Annualized Base Rent is described on the Definitions page.

Lease Expiration Schedule

For the Quarter Ended December 31, 2010

Total GLA	2,593,908
Total GLA Leased	2,419,743

% Leased	93.3%

Retail GLA(1)	2,511,751
Retail GLA Leased	2,337,586

% Leased	93.1%

		% of Leased
		Retail GLA
Retail Anchor GLA(2)	1,690,552	72%
Retail Inline GLA (2)	647,034	28%

Retail GLA Leased	2,337,586	100%

Year	Anchor GLA Expiring	% of Leased GLA	Anchor Rent Per SF	Inline GLA Expiring	% of Leased GLA	Inline Rent Per Sq Ft	Total Retail GLA Expiring	% of Leased GLA	Average Rent Per SF
2011	46,500	2.0%	$7.33	114,142	4.9%	$14.92	160,642	6.9%	$12.73
2012	38,000	1.6%	$12.37	53,062	2.3%	$18.71	91,062	3.9%	$16.06
2013	40,072	1.7%	$12.63	87,428	3.7%	$18.11	127,500	5.5%	$16.39
2014	10,011	0.4%	$11.00	99,773	4.3%	$19.92	109,784	4.7%	$19.11
2015	154,678	6.6%	$12.91	114,345	4.9%	$21.10	269,023	11.5%	$16.39
Beyond 2015	1,401,291	59.9%	$10.30	178,284	7.6%	$25.59	1,579,575	67.6%	$12.02

Total	1,690,552	72.3%	$10.56	647,034	27.7%	$20.46	2,337,586	100.0%	$13.30

(1)	Retail figures exclude the Excel Centre because it is an office building and currently serves as headquarters for Excel Trust.
(2)	Anchor Tenants and Inline Tenants are described on the Definitions page.

Definitions

Adjusted Funds From Operations (AFFO): Adjusted Funds From Operations (AFFO) is a non-GAAP financial measure we believe is a useful supplemental measure of our performance. We compute AFFO by adding to FFO the non-cash compensation expense, amortization of prepaid financing costs and non-recurring transaction costs, and other one-time items, then subtracting straight-line rents, amortization of above and below market leases and non-incremental capital expenditures. Our computation may differ from the methodology for calculating AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Anchor Tenant: A tenant who occupies 10,000 square feet or more and belongs to a national or regional chain of stores.

Annualized Base Rent: Annualized Base Rent is obtained by annualizing the contractual rental rate (excluding reimbursements and percentage rent) during the final month of a reporting period.

Funds From Operations (FFO) : Excel Trust considers FFO an important supplemental measure of its operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably overtime. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year-over-year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income.

Excel Trust computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Excel Trust’s computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Inline Tenant: Any tenant who does not qualify as an anchor tenant.